3rd QUARTER 2024 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Quarter Ended September 30, 2024 -2- Overview Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of September 30, 2024, ROIC owned 93 shopping centers encompassing approximately 10.5 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody’s Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC’s filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (rental revenue and other income), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions and extraordinary items. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs.

Supplemental Disclosure
Quarter Ended September 30, 2024

Table of Contents

	Page
Financial Data	
Balance Sheets	4
Income Statements	5
Funds From Operations	6
Summary of Debt Outstanding	7
Selected Financial Analysis	9
Property Acquisitions and Dispositions	10
Portfolio Data	
Property Portfolio	11
Same-Center Cash Net Operating Income Analysis	14
Top Ten Tenants	15
Lease Expiration Schedule	16
Leasing Summary	17
Same-Space Comparative Leasing Summary	18
Leased vs. Billed Summary	19
Footnotes	20
Investor Information	21

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended September 30, 2024 -4- Balance Sheets (unaudited, dollars in thousands, except par values and share amounts) 09/30/24 12/31/23 ASSETS: Real Estate Investments: Land $ 971,609 $ 967,251 Building and improvements 2,525,268 2,500,647 3,496,877 3,467,898 Less: accumulated depreciation 693,690 654,543 2,803,187 2,813,355 Mortgage note receivable 4,622 4,694 Real Estate Investments, net 2,807,809 2,818,049 Cash and cash equivalents 61,338 6,302 Restricted cash — 2,116 Tenant and other receivables, net 59,986 61,193 Deposit on real estate acquisition 200 — Acquired lease intangible assets, net 42,364 42,791 Prepaid expenses 1,932 3,354 Deferred charges, net 26,032 27,294 Other assets 16,500 16,541 TOTAL ASSETS $ 3,016,161 $ 2,977,640 LIABILITIES: Term loan $ 199,927 $ 199,745 Credit facility 135,000 75,000 Senior Notes 1,044,992 1,043,593 Mortgage notes payable 33,481 60,052 Acquired lease intangible liabilities, net 128,520 137,820 Accounts payable and accrued expenses 63,265 50,598 Tenants’ security deposits 8,382 8,205 Other liabilities 41,821 39,420 TOTAL LIABILITIES 1,655,388 1,614,433 EQUITY: Common stock, $0.0001 par value, 500,000,000 shares authorized 13 13 Additional paid-in capital 1,661,702 1,643,908 Accumulated dividends in excess of earnings (364,322) (357,160) Accumulated other comprehensive income — 559 Total Retail Opportunity Investments Corp. stockholders’ equity 1,297,393 1,287,320 Non-controlling interests 63,380 75,887 TOTAL EQUITY 1,360,773 1,363,207 TOTAL LIABILITIES AND EQUITY $ 3,016,161 $ 2,977,640 The Company’s Form 10-Q for the quarter ended September 30, 2024, and Form 10-K for the year ended December 31, 2023 should be read in conjunction with the above information.

Supplemental Disclosure
Quarter Ended September 30, 2024

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/24	09/30/23	09/30/24	09/30/23
REVENUES:				
Rental revenue	$ 82,437	$ 78,273	$ 249,216	$ 236,902
Other income	1,047	3,472	2,918	6,179
TOTAL REVENUES	83,484	81,745	252,134	243,081
OPERATING EXPENSES:				
Property operating	14,923	13,210	43,478	40,993
Property taxes	9,324	8,909	26,372	26,677
Depreciation and amortization	25,918	27,050	78,518	77,280
General and administrative expenses	5,959	5,492	17,323	16,588
Other expense	158	157	815	811
TOTAL OPERATING EXPENSES	56,282	54,818	166,506	162,349
Gain on sale of real estate	26,656	—	26,656	—
OPERATING INCOME	53,858	26,927	112,284	80,732
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(19,933)	(17,998)	(58,895)	(52,589)
NET INCOME	33,925	8,929	53,389	28,143
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(1,797)	(501)	(2,877)	(1,644)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 32,128	$ 8,428	$ 50,512	$ 26,499
NET INCOME PER COMMON SHARE - BASIC	$ 0.25	$ 0.07	$ 0.40	$ 0.21
NET INCOME PER COMMON SHARE - DILUTED	$ 0.25	$ 0.07	$ 0.39	$ 0.21
Weighted average common shares outstanding - basic	127,092	125,256	126,761	124,873
Weighted average common shares outstanding - diluted	134,534	133,157	134,476	133,136
RENTAL REVENUE				
Base rents	$ 58,855	$ 56,942	$ 175,827	$ 170,749
Recoveries from tenants	21,700	19,718	63,239	59,750
Straight-line rent	(177)	362	246	1,688
Amortization of above-market and below-market rent, net	2,644	2,118	11,965	7,591
Bad debt	(585)	(867)	(2,061)	(2,876)
TOTAL RENTAL REVENUE	$ 82,437	$ 78,273	$ 249,216	$ 236,902

The Company's Form 10-Q for the quarters ended September 30, 2024 and September 30, 2023 should be read in conjunction with the above information.

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Supplemental Disclosure Quarter Ended September 30, 2024 -6- Funds From Operations (unaudited, in thousands, except per share amounts) Three Months Ended Nine Months Ended 09/30/24 09/30/23 09/30/24 09/30/23 Funds from Operations (FFO): Net income attributable to ROIC common stockholders $ 32,128 $ 8,428 $ 50,512 $ 26,499 Plus: Depreciation and amortization expense 25,918 27,050 78,518 77,280 Less: Gain on sale of real estate (26,656) — (26,656) — FUNDS FROM OPERATIONS - BASIC 31,390 35,478 102,374 103,779 Net income attributable to non-controlling interests 1,797 501 2,877 1,644 FUNDS FROM OPERATIONS - DILUTED $ 33,187 $ 35,979 $ 105,251 $ 105,423 FUNDS FROM OPERATIONS PER SHARE - BASIC $ 0.25 $ 0.28 $ 0.81 $ 0.83 FUNDS FROM OPERATIONS PER SHARE - DILUTED $ 0.25 $ 0.27 $ 0.78 $ 0.79 Weighted average common shares outstanding - basic 127,092 125,256 126,761 124,873 Weighted average common shares outstanding - diluted 134,534 133,157 134,476 133,136 Common dividends per share $ 0.15 $ 0.15 $ 0.45 $ 0.45 FFO Payout Ratio 60.0% 55.6% 57.7% 57.0 % Additional Disclosures: Non-Cash Expense (Income) Straight-line rent $ 177 $ (362) $ (246) $ (1,688) Above-market and below-market rent amortization, net (2,644) (2,118) (11,965) (7,591) Deferred financing costs and mortgage premiums, net 934 1,043 2,723 2,879 Stock based compensation 3,532 3,225 9,602 9,582 Capital Expenditures Tenant improvements $ 8,631 $ 5,861 $ 18,571 $ 17,392 Leasing commissions 623 515 1,597 1,410 Building improvements 897 979 1,909 2,564 Reimbursable property improvements 2,843 1,448 6,573 2,710 Pad and other development 1,539 5,418 4,953 9,713 The above does not purport to disclose all items required under GAAP.

Supplemental Disclosure Quarter Ended September 30, 2024 -7- Summary of Debt Outstanding (unaudited, dollars in thousands) Outstanding GAAP Maturity Percent of Balance Interest Rate Interest Rate Date Total Indebtedness Fixed Rate Debt Mortgage Debt: Diamond Hills Plaza $ 33,518 3.55% 3.61% 10/1/2025 2.4 % Total Mortgage Debt 33,518 3.55% 3.61% 1.0 Year (WA) 2.4 % Unsecured Senior Notes: Senior Notes Due 2024 250,000 4.00% 4.21% 12/15/2024 17.6 % Senior Notes Due 2026 200,000 3.95% 3.95% 9/22/2026 14.1 % Senior Notes Due 2027 250,000 4.19% 4.19% 12/15/2027 17.6 % Senior Notes Due 2028 350,000 6.75% 6.86% 10/15/2028 24.7 % Total Unsecured Senior Notes 1,050,000 4.95% 5.04% 2.5 Years (WA) 74.0 % Total Fixed Rate Debt 1,083,518 4.91% 4.99% 2.5 Years (WA) 76.4 % Variable Rate Debt Credit Facility 135,000 6.11% 6.11% 3/2/2027 9.5 % Term Loan 200,000 6.30% 6.30% 1/20/2025 14.1 % Total Variable Rate Debt 335,000 6.22% 6.22% 1.2 Years (WA) 23.6 % TOTAL PRINCIPAL DEBT $ 1,418,518 5.22% 5.28% 2.2 Years (WA) 100.0 % Net unamortized discounts on notes (1,499) Net unamortized deferred financing charges (2) (3,619) Total Debt $ 1,413,400 (1)

Supplemental Disclosure Quarter Ended September 30, 2024 -8- Summary of Debt Outstanding, continued (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility (1) Term Loan Unsecured Notes Payments Debt Maturing 2024 $ 181 $ — $ — $ — $ 250,000 $ 250,181 17.6% 2025 550 32,787 — 200,000 — 233,337 16.5% 2026 — — — — 200,000 200,000 14.1% 2027 — — 135,000 — 250,000 385,000 27.1% 2028 — — — — 350,000 350,000 24.7 % Thereafter — — — — — — — % $ 731 $ 32,787 $ 135,000 $ 200,000 $ 1,050,000 $ 1,418,518 100.0 % Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 92 10,388,909 98.7 % Encumbered properties 1 139,455 1.3% 93 10,528,364 100.0 % Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,385,000 97.6 % Secured principal debt 33,518 2.4 % Total Principal Debt $ 1,418,518 100.0%

Supplemental Disclosure
Quarter Ended September 30, 2024

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	09/30/24	06/30/24	03/31/24	12/31/23	09/30/23
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	2.7x	2.7x	3.0x	2.7x	3.0x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.6x	2.7x	3.0x	2.7x	3.0x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.3x	6.6x	6.4x	6.2x	6.4x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	6.1x	6.5x	6.2x	6.4x	6.4x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	47.0%	48.1%	46.4%	46.5%	49.3%
Total principal debt/undepreciated book value	38.2%	39.1%	37.9%	38.1%	41.1%
Secured principal debt/undepreciated book value	0.9%	0.9%	1.6%	1.7%	1.6%
Market capitalization calculations, at period end:					
Common shares outstanding	127,788	126,593	126,593	126,160	125,256
Operating partnership units (OP units) outstanding	6,243	7,437	7,437	7,437	7,437
Common stock price per share	$ 15.73	$ 12.43	$ 12.82	$ 14.03	$ 12.38
Total equity market capitalization	$ 2,108,300	$ 1,666,000	$ 1,718,271	$ 1,874,372	$ 1,642,741
Total principal debt	1,418,518	1,447,694	1,377,868	1,385,045	1,560,219
TOTAL MARKET CAPITALIZATION	$ 3,526,818	$ 3,113,694	$ 3,096,139	$ 3,259,417	$ 3,202,960
Unsecured Senior Notes Financial Covenants: (3)					
Total debt to total assets not to exceed 60%	40.0%	40.9%	39.7%	39.9%	42.8%
Total secured debt to total assets not to exceed 40%	0.9%	0.9%	1.7%	1.7%	1.7%
Total unencumbered assets to total unsecured debt not to be less than 150%	252.7%	246.8%	254.1%	252.8%	234.5%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	2.8x	2.8x	2.9x	2.9x	3.1x

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Supplemental Disclosure Quarter Ended September 30, 2024 -10- Property Acquisitions and Dispositions (dollars in thousands) Acquisitions Date Owned Shopping Centers Location Acquired Purchase Amount GLA 2Q 2024 Bressi Ranch Village Center Carlsbad, CA 04/04/24 $ 70,100 116,278 $ 70,100 116,278 Total 2024 Acquisitions $ 70,100 116,278 Dispositions Date Owned Shopping Centers Location Sold Sale Amount GLA 3Q 2024 Marketplace Del Rio Oceanside, CA 07/17/24 $ 56,600 183,292 PCC Community Markets Plaza Edmonds, WA 08/27/24 12,185 34,459 $ 68,785 217,751 Total 2024 Dispositions $ 68,785 217,751

Supplemental Disclosure
Quarter Ended September 30, 2024

Property Portfolio

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased		ABR [4]	Major Tenants
Los Angeles metro area								
Bouquet Center	Santa Clarita	CA	04/28/16	148,903	96.8 %	$	3,849	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
Casitas Plaza Shopping Center	Carpinteria	CA	03/10/16	105,118	100.0 %		2,104	Albertsons Supermarket, CVS Pharmacy
Claremont Promenade	Claremont	CA	09/23/10	92,297	87.7 %		2,241	Super King Supermarket
Diamond Bar Town Center	Diamond Bar	CA	02/01/13	100,342	100.0 %		2,666	Walmart Neighborhood Market
Diamond Hills Plaza	Diamond Bar	CA	04/22/13	139,455	98.7 %		4,253	H-Mart Supermarket, Planet Fitness
Fallbrook Shopping Center	Los Angeles	CA	06/13/14	755,164	84.5 %		14,061	Sprouts Market, Trader Joes, Kroger (Ralph's) Supermarket*, TJ Maxx
Foothill Plaza	La Verne	CA	12/01/23	64,514	97.4 %		1,466	Sprouts Market
Gateway Village	Chino Hills	CA	12/17/10	96,776	95.6 %		2,987	Sprouts Market
Glendora Shopping Center	Glendora	CA	08/01/12	106,535	100.0 %		1,573	Albertsons Supermarket
Magnolia Shopping Center	Santa Barbara	CA	03/10/16	116,089	96.9 %		2,533	Kroger (Ralph's) Supermarket
Moorpark Town Center	Moorpark	CA	12/03/14	133,547	93.0 %		2,049	Kroger (Ralph's) Supermarket, CVS Pharmacy
North Ranch Shopping Center	Westlake Village	CA	06/01/16	146,444	91.9 %		5,123	Kroger (Ralph's) Supermarket, Trader Joe's, Planet Fitness
Ontario Plaza	Ontario	CA	01/06/15	150,149	97.2 %		2,497	El Super Supermarket, Rite Aid Pharmacy
Paramount Plaza	Paramount	CA	12/22/09	95,062	98.5 %		2,010	Grocery Outlet Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	Thousand Oaks	CA	01/06/15	110,092	95.2 %		2,850	Safeway (Vons) Supermarket, Dollar Tree
Plaza de la Cañada	La Cañada Flintridge	CA	12/13/13	100,425	100.0 %		2,876	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Redondo Beach Plaza	Redondo Beach	CA	12/28/12	110,509	100.0 %		2,530	Safeway (Vons) Supermarket, Petco
Seabridge Marketplace	Oxnard	CA	05/31/12	98,348	91.5 %		1,929	Safeway (Vons) Supermarket
The Knolls	Long Beach	CA	10/03/16	51,858	94.8 %		1,302	Trader Joe's, Pet Food Express
The Terraces	Rancho Palos Verdes	CA	03/17/17	172,922	94.1 %		3,733	Trader Joe's, Marshall's, LA Fitness
Warner Plaza	Woodland Hills	CA	12/31/15	110,918	95.1 %		4,694	Sprouts Market, Kroger (Ralph's) Supermarket*
Los Angeles metro area total				**3,005,467**	**93.2 %**	**$**	**69,326**	
Seattle metro area								
Ballinger Village	Shoreline	WA	08/19/22	112,228	100.0 %	$	2,543	Thriftway Supermarket, Rite Aid Pharmacy
Bellevue Marketplace	Bellevue	WA	12/10/15	113,758	100.0 %		3,784	Asian Family Market
Bridle Trails Shopping Center	Kirkland	WA	10/17/16	110,248	100.0 %		2,592	Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree
Canyon Crossing	Puyallup	WA	04/15/13	120,398	100.0 %		3,046	Safeway Supermarket
Canyon Park Shopping Center	Bothell	WA	07/29/11	123,592	100.0 %		2,747	PCC Community Market, Rite Aid Pharmacy, Petco
Crossroads Shopping Center	Bellevue	WA	2010/2013	473,127	99.3 %		12,915	Kroger (QFC) Supermarket, Dick's Sporting Goods, Edgeworks Climbing
Four Corner Square	Maple Valley	WA	12/21/15	119,531	100.0 %		2,825	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Gateway Shopping Center	Marysville	WA	02/16/12	104,298	100.0 %		2,742	WinCo Foods*, Rite Aid Pharmacy, Ross Dress For Less
Hawks Prairie Shopping Center	Lacey	WA	09/09/11	157,529	100.0 %		2,068	Safeway Supermarket, Dollar Tree, Ace Hardware
Highland Hill Shopping Center	Tacoma	WA	05/09/17	163,926	95.9 %		3,027	WinCo Foods, LA Fitness, Dollar Tree, Petco
Meridian Valley Plaza	Kent	WA	02/01/10	51,597	100.0 %		959	Kroger (QFC) Supermarket
North Lynnwood Shopping Center	Lynnwood	WA	10/19/17	63,606	100.0 %		1,159	Grocery Outlet Supermarket, Dollar Tree
Olympia Square North	Olympia	WA	04/01/22	89,884	100.0 %		1,118	Albertsons Supermarket
Olympia West Center	Olympia	WA	12/06/21	69,212	100.0 %		1,604	Trader Joe's, Petco
South Point Plaza	Everett	WA	11/10/21	189,960	93.7 %		2,396	Grocery Outlet Supermarket, Hobby Lobby, Pep Boys
Stadium Center	Tacoma	WA	02/23/18	48,888	96.5 %		1,059	Thriftway Supermarket
Summerwalk Village	Lacey	WA	12/13/19	61,545	100.0 %		989	Walmart Neighborhood Market
The Market at Lake Stevens	Lake Stevens	WA	03/11/10	74,130	100.0 %		1,724	Albertsons (Haggen) Supermarket
Thomas Lake Shopping Center	Mill Creek	WA	08/19/22	111,604	100.0 %		2,102	Safeway Supermarket
Seattle metro area total				**2,359,061**	**99.0 %**	**$**	**51,399**	

* These retailers are not tenants of ROIC.

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Supplemental Disclosure
Quarter Ended September 30, 2024

Property Portfolio, continued

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased	ABR [4]	Major Tenants
Portland metro area							
Cascade Summit Town Square	West Linn	OR	08/20/10	94,934	100.0 %	$ 2,120	Safeway Supermarket, U.S. Postal Service
Division Center	Portland	OR	04/05/17	123,070	100.0 %	2,337	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Division Crossing	Portland	OR	12/22/10	103,561	98.0 %	1,358	Ross Dress For Less, Ace Hardware, Autozone
Halsey Crossing	Gresham	OR	12/22/10	99,428	100.0 %	1,525	24 Hour Fitness, Dollar Tree
Happy Valley Town Center	Happy Valley	OR	07/14/10	138,397	100.0 %	4,251	New Seasons Market
Heritage Market Center	Vancouver	WA	09/23/10	107,468	100.0 %	1,957	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	11/23/11	156,021	100.0 %	2,785	Albertsons Supermarket, Dollar Tree, Ace Hardware
Johnson Creek Center	Happy Valley	OR	11/09/15	108,588	100.0 %	2,412	Trader Joe's, Walgreens, Sportsman's Warehouse
King City Plaza	King City	OR	05/18/18	62,676	96.8 %	1,013	Grocery Outlet Supermarket, Anytime Fitness
Powell Valley Junction	Gresham	OR	04/01/22	108,791	100.0 %	1,186	Walmart Neighborhood Market, Planet Fitness
Riverstone Marketplace	Vancouver	WA	10/11/17	95,774	89.9 %	2,179	Kroger (QFC) Supermarket
Robinwood Shopping Center	West Linn	OR	08/23/13	70,831	96.6 %	1,137	Walmart Neighborhood Market
Rose City Center	Portland	OR	09/15/16	60,680	100.0 %	805	Safeway Supermarket
Sunnyside Village Square	Happy Valley	OR	07/28/15	92,278	100.0 %	1,708	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Tigard Marketplace	Tigard	OR	02/18/14	136,889	99.1 %	2,370	H-Mart Supermarket, Bi-Mart
Tigard Promenade	Tigard	OR	07/28/15	88,043	100.0 %	1,667	Safeway Supermarket, Petco
Wilsonville Old Town Square	Wilsonville	OR	2010/2012	49,880	98.0 %	1,980	Kroger (Fred Meyer) Supermarket*
Wilsonville Town Center	Wilsonville	OR	12/11/14	167,829	100.0 %	3,249	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Portland metro area total				**1,865,138**	**99.0 %**	**$ 36,039**	
San Francisco metro area							
Canyon Creek Plaza	San Jose	CA	09/01/21	64,662	98.2 %	$ 2,221	New Seasons Market
Country Club Gate Center	Pacific Grove	CA	07/08/11	109,331	93.6 %	2,432	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy
Country Club Village	San Ramon	CA	11/26/13	111,093	97.9 %	2,293	Walmart Neighborhood Market, CVS Pharmacy
Gateway Centre	San Ramon	CA	09/01/15	112,553	100.0 %	2,925	Save Mart (Lucky California) Supermarket, Dollar Tree
Granada Shopping Center	Livermore	CA	06/27/13	71,525	100.0 %	1,584	Save Mart (Lucky California) Supermarket
Iron Horse Plaza	Danville	CA	12/04/15	61,915	100.0 %	2,594	Lunardi's Market
Jackson Square	Hayward	CA	07/01/15	114,220	100.0 %	2,503	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Marlin Cove Shopping Center	Foster City	CA	05/04/12	73,943	87.5 %	2,213	99 Ranch Market
Monta Loma Plaza	Mountain View	CA	09/19/17	48,078	100.0 %	1,599	Safeway Supermarket
Monterey Center	Monterey	CA	07/14/16	25,626	100.0 %	1,131	Trader Joe's
North Park Plaza	San Jose	CA	04/30/14	76,697	100.0 %	2,867	H-Mart Supermarket
Pinole Vista Shopping Center	Pinole	CA	01/06/11	141,093	98.9 %	3,425	Save Mart (Lucky California) Supermarket, Planet Fitness
Pleasant Hill Marketplace	Pleasant Hill	CA	04/08/10	69,715	100.0 %	1,569	Total Wine and More, Basset Furniture
Santa Rosa Southside Shopping Center	Santa Rosa	CA	03/24/17	88,719	100.0 %	1,875	REI, World Market, DSW
Santa Teresa Village	San Jose	CA	11/08/12	131,214	94.5 %	3,459	Grocery Outlet Supermarket, Dollar Tree, MedVet
The Village at Novato	Novato	CA	07/24/12	20,081	78.3 %	460	Trader Joe's
Village Oaks Shopping Center	Martinez	CA	05/17/22	79,875	98.1 %	1,516	Save Mart (Lucky California) Supermarket
Winston Manor	South San Francisco	CA	01/07/15	49,852	100.0 %	1,945	Grocery Outlet Supermarket
San Francisco metro area total				**1,450,192**	**97.6 %**	**$ 38,611**	

* These retailers are not tenants of ROIC.

-12-

Supplemental Disclosure
Quarter Ended September 30, 2024

Property Portfolio, continued

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased		ABR (4)	Major Tenants
Orange County metro area								
5 Points Plaza	Huntington Beach	CA	09/27/13	161,170	99.2 %	$	4,900	Trader Joe's
Cypress Center West	Cypress	CA	12/04/12	112,080	98.4 %		2,436	Kroger (Ralph's) Supermarket
Desert Springs Marketplace	Palm Desert	CA	02/17/11	113,718	96.1 %		3,006	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Fullerton Crossroads	Fullerton	CA	10/11/17	218,620	100.0 %		3,757	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
Harbor Place Center	Garden Grove	CA	12/28/12	123,836	98.8 %		2,109	Lucky Seafood Supermarket, Ross Dress For Less, AutoZone Mega Hub
Peninsula Marketplace	Huntington Beach	CA	10/15/13	95,416	100.0 %		2,587	Kroger (Ralph's) Supermarket, Planet Fitness
Santa Ana Downtown Plaza	Santa Ana	CA	01/26/10	105,536	98.3 %		2,504	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	Corona	CA	09/30/10	74,198	100.0 %		1,984	Safeway (Vons) Supermarket, CVS Pharmacy*
The Village at Nellie Gail Ranch	Laguna Hills	CA	11/30/17	89,041	92.4 %		2,939	Smart & Final Extra Supermarket
Orange County metro area total				**1,093,615**	**98.4 %**	**$**	**26,222**	
San Diego metro area								
Bay Plaza	San Diego	CA	10/05/12	73,070	100.0 %	$	2,353	Seafood City Supermarket
Bernardo Heights Plaza	Rancho Bernardo	CA	02/06/13	37,729	100.0 %		990	Sprouts Market
Bressi Ranch Village Center	Carlsbad	CA	04/04/24	116,278	98.4 %		4,684	Stater Brothers Supermarket, Trader Joe's
Creekside Plaza	Poway	CA	02/28/14	133,914	98.2 %		3,454	Stater Brothers Supermarket, AMC Theatres
Hawthorne Crossings	San Diego	CA	06/27/13	141,288	100.0 %		3,664	Mitsuwa Supermarket, Ross Dress For Less, Staples
Palomar Village	Temecula	CA	10/12/21	125,130	96.9 %		2,167	Albertsons Supermarket, CVS Pharmacy
Renaissance Towne Centre	San Diego	CA	08/03/11	52,866	99.1 %		2,849	CVS Pharmacy
San Diego metro area total				**680,275**	**98.7 %**	**$**	**20,161**	

Metro Area Summary	Number of Centers	Owned GLA	% Leased		ABR (4)
Los Angeles	21	3,005,467	93.2 %	$	69,326
Seattle	19	2,359,061	99.0 %		51,399
Portland	18	1,865,138	99.0 %		36,039
San Francisco	18	1,450,192	97.6 %		38,611
Orange County	9	1,093,615	98.4 %		26,222
San Diego	7	680,275	98.7 %		20,161
TOTAL SHOPPING CENTER PORTFOLIO	**92**	**10,453,748**	**97.1 %**	**$**	**241,758**

* These retailers are not tenants of ROIC.
Note: Property Portfolio excludes one shopping center that is currently planned for redevelopment.

-13-

ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended September 30, 2024

(unaudited, dollars in thousands)

	Three Months Ended				Nine Months Ended			
	09/30/24	09/30/23	$ Change	% Change	09/30/24	09/30/23	$ Change	% Change
Number of shopping centers included in same-center analysis [5]	90	90			90	90		
Same-center leased rate	97.1 %	98.2 %		(1.1)%	97.1 %	98.2 %		(1.1)%
REVENUES:								
Base rents	$ 56,942	$ 55,738	$ 1,204	2.2 %	$ 169,825	$ 166,828	$ 2,997	1.8 %
Recoveries from tenants	21,006	19,274	1,732	9.0 %	61,081	58,517	2,564	4.4 %
Other property income	414	3,088	(2,674)	(86.6)%	1,862	4,489	(2,627)	(58.5)%
Bad debt	(602)	(779)	177	(22.7)%	(1,640)	(2,552)	912	(35.7)%
TOTAL REVENUES	77,760	77,321	439	0.6 %	231,128	227,282	3,846	1.7 %
OPERATING EXPENSES:								
Property operating expenses	14,503	13,154	1,349	10.3 %	42,450	40,220	2,230	5.5 %
Property taxes	9,005	8,726	279	3.2 %	25,405	26,128	(723)	(2.8)%
TOTAL OPERATING EXPENSES	23,508	21,880	1,628	7.4 %	67,855	66,348	1,507	2.3 %
SAME-CENTER CASH NET OPERATING INCOME	**$ 54,252**	**$ 55,441**	**$ (1,189)**	**(2.1)%**	**$ 163,273**	**$ 160,934**	**$ 2,339**	**1.5 %**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	09/30/24 (Three Months)	09/30/23 (Three Months)	09/30/24 (Nine Months)	09/30/23 (Nine Months)
GAAP Operating Income	$ 53,858	$ 26,927	$ 112,284	$ 80,732
Depreciation and amortization	25,918	27,050	78,518	77,280
General and administrative expenses	5,959	5,492	17,323	16,588
Other expense	158	157	815	811
Gain on sale of real estate	(26,656)	—	(26,656)	—
Straight-line rent	177	(362)	(246)	(1,688)
Amortization of above-market and below-market rent, net	(2,644)	(2,118)	(11,965)	(7,591)
Property revenues and other expenses [6]	(174)	196	(89)	(428)
TOTAL COMPANY CASH NET OPERATING INCOME	56,596	57,342	169,984	165,704
Non Same-Center Cash NOI	(2,344)	(1,901)	(6,711)	(4,770)
SAME-CENTER CASH NET OPERATING INCOME	**$ 54,252**	**$ 55,441**	**$ 163,273**	**$ 160,934**

-14-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended September 30, 2024 -15- Top Ten Tenants (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR (4) Total ABR 1 Albertsons / Safeway Supermarkets 21 1,052,996 10.4% $ 13,420 5.6% 2 Kroger Supermarkets 11 498,800 4.9% 8,130 3.4% 3 Trader Joe’s 10 126,047 1.2% 3,893 1.6% 4 Save Mart Supermarkets 5 234,713 2.3% 3,704 1.5% 5 Sprouts Markets 5 175,823 1.7% 3,261 1.4% 6 Grocery Outlet Supermarkets 10 225,004 2.2% 3,208 1.3% 7 Rite Aid Pharmacy 11 205,743 2.0% 3,201 1.3% 8 JP Morgan Chase 19 80,076 0.8% 2,895 1.2% 9 H-Mart Supermarkets 3 147,040 1.5% 2,702 1.1% 10 Dollar Tree 16 188,622 1.9% 2,644 1.1 % Top 10 Tenants Total 111 2,934,864 28.9% $ 47,058 19.5 % Other Tenants 1,932 7,203,842 71.1% 194,700 80.5 % Total Portfolio 2,043 10,138,706 100.0% $ 241,758 100.0%

Supplemental Disclosure
Quarter Ended September 30, 2024

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [7]

	Number of Leases Expiring [8]	Leased GLA	Percent of Total Leased GLA	Total ABR [4]	Percent of Total ABR	ABR Per Sq. Ft.
2024	—	—	— %	$ —	— %	$ —
2025	10	317,139	3.1 %	4,693	1.9 %	14.80
2026	21	712,564	7.0 %	9,615	4.0 %	13.49
2027	13	433,197	4.3 %	5,137	2.1 %	11.86
2028	29	969,295	9.6 %	18,222	7.5 %	18.80
2029	23	741,228	7.3 %	13,467	5.6 %	18.17
2030	24	813,603	8.0 %	12,243	5.1 %	15.05
2031	11	335,269	3.3 %	5,247	2.2 %	15.65
2032	7	243,126	2.4 %	3,661	1.5 %	15.06
2033	9	279,734	2.8 %	3,933	1.6 %	14.06
2034+	20	757,435	7.5 %	12,920	5.4 %	17.06
	167	5,602,590	55.3 %	$ 89,138	36.9 %	$ 15.91

Non-Anchor Tenants

	Number of Leases Expiring [8]	Leased GLA	Percent of Total Leased GLA	Total ABR [4]	Percent of Total ABR	ABR Per Sq. Ft.
2024	48	91,765	0.9 %	$ 2,698	1.1 %	$ 29.40
2025	243	474,711	4.7 %	15,441	6.4 %	32.53
2026	299	661,747	6.5 %	21,971	9.1 %	33.20
2027	305	686,113	6.8 %	22,898	9.5 %	33.37
2028	289	665,677	6.6 %	23,418	9.7 %	35.18
2029	262	627,108	6.2 %	21,360	8.8 %	34.06
2030	100	272,820	2.7 %	9,743	4.0 %	35.71
2031	67	214,679	2.1 %	7,211	3.0 %	33.59
2032	76	237,382	2.3 %	7,678	3.2 %	32.35
2033	70	224,942	2.2 %	7,281	3.0 %	32.37
2034+	117	379,172	3.7 %	12,921	5.3 %	34.08
	1,876	4,536,116	44.7 %	$ 152,620	63.1 %	$ 33.65

All Tenants

	Number of Leases Expiring [8]	Leased GLA	Percent of Total Leased GLA	Total ABR [4]	Percent of Total ABR	ABR Per Sq. Ft.
2024	48	91,765	0.9 %	$ 2,698	1.1 %	$ 29.40
2025	253	791,850	7.8 %	20,134	8.3 %	25.43
2026	320	1,374,311	13.5 %	31,586	13.1 %	22.98
2027	318	1,119,310	11.1 %	28,035	11.6 %	25.05
2028	318	1,634,972	16.2 %	41,640	17.2 %	25.47
2029	285	1,368,336	13.5 %	34,827	14.4 %	25.45
2030	124	1,086,423	10.7 %	21,986	9.1 %	20.24
2031	78	549,948	5.4 %	12,458	5.2 %	22.65
2032	83	480,508	4.7 %	11,339	4.7 %	23.60
2033	79	504,676	5.0 %	11,214	4.6 %	22.22
2034+	137	1,136,607	11.2 %	25,841	10.7 %	22.74
	2,043	10,138,706	100.0 %	$ 241,758	100.0 %	$ 23.85

-16-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended September 30, 2024

Leasing Summary

	For the Three Months Ended September 30, 2024			For the Nine Months Ended September 30, 2024		
New Leases	**Non-Anchor**	**Anchor** [7]	**Total**	**Non-Anchor**	**Anchor** [7]	**Total**
Number of Leases	34	1	35	99	2	101
Gross Leasable Area (sq. ft.)	93,664	16,800	110,464	226,821	44,262	271,083
Initial Base Rent ($/sq. ft.) [9]	$ 30.16	$ 24.00	$ 29.23	$ 30.55	$ 15.31	$ 28.07
Tenant Improvements ($/sq. ft.)	$ 3.68	$ 25.95	$ 7.07	$ 2.65	$ 9.85	$ 3.83
Leasing Commissions ($/sq. ft.)	$ 3.23	$ —	$ 2.74	$ 3.86	$ 3.05	$ 3.72
Weighted Average Lease Term (Yrs.) [8]	9.3	10.3	9.5	8.0	13.2	8.9

Renewals	**Non-Anchor**	**Anchor** [7]	**Total**	**Non-Anchor**	**Anchor** [7]	**Total**
Number of Leases	69	6	75	211	16	227
Gross Leasable Area (sq. ft.)	138,559	201,600	340,159	417,762	537,817	955,579
Initial Base Rent ($/sq. ft.) [9]	$ 35.99	$ 13.88	$ 22.89	$ 37.21	$ 14.51	$ 24.43
Tenant Improvements ($/sq. ft.)	$ 5.34	$ 3.23	$ 3.96	$ 2.64	$ 2.28	$ 2.43
Leasing Commissions ($/sq. ft.)	$ —	$ —	$ —	$ 0.02	$ 0.07	$ 0.05
Weighted Average Lease Term (Yrs.) [8]	5.1	6.4	5.8	5.1	5.5	5.3

Total	**Non-Anchor**	**Anchor** [7]	**Total**	**Non-Anchor**	**Anchor** [7]	**Total**
Number of Leases	103	7	110	310	18	328
Gross Leasable Area (sq. ft.)	232,223	218,400	450,623	644,583	582,079	1,226,662
Initial Base Rent ($/sq. ft.) [9]	$ 33.64	$ 14.66	$ 24.44	$ 34.87	$ 14.57	$ 25.24
Tenant Improvements ($/sq. ft.)	$ 4.79	$ 4.26	$ 4.49	$ 2.66	$ 2.74	$ 2.71
Leasing Commissions ($/sq. ft.)	$ 1.30	$ —	$ 0.67	$ 1.37	$ 0.30	$ 0.86
Weighted Average Lease Term (Yrs.) [8]	6.8	6.7	6.7	6.1	6.1	6.1

-17-

Supplemental Disclosure
Quarter Ended September 30, 2024

Same-Space Comparative Leasing Summary

New Leases	For the Three Months Ended September 30, 2024			For the Nine Months Ended September 30, 2024		
	Non-Anchor	Anchor (7)	Total	Non-Anchor	Anchor (7)	Total
Comparative # of Leases	16	1	17	52	2	54
Comparative GLA (sq. ft.) (10)	38,837	16,800	55,637	109,902	44,262	154,164
Prior Base Rent ($/sq. ft.) (11)	$ 32.33	$ 16.50	$ 27.55	$ 30.22	$ 11.38	$ 24.81
Initial Base Rent ($/sq. ft.) (9)	$ 34.52	$ 24.00	$ 31.34	$ 33.13	$ 15.31	$ 28.02
Percentage Change in Base Rents	6.8%	45.5%	13.8%	9.6%	34.6%	12.9%
Tenant Improvements ($/sq. ft.)	$ 0.13	$ 25.95	$ 7.93	$ 0.83	$ 9.85	$ 3.42
Leasing Commissions ($/sq. ft.)	$ 2.18	$ —	$ 1.52	$ 3.00	$ 3.05	$ 3.01
Weighted Average Lease Term (Yrs.) (8)	6.8	10.3	7.8	7.0	13.2	8.8

Renewals	Non-Anchor	Anchor (7)	Total	Non-Anchor	Anchor (7)	Total
Comparative # of Leases	69	6	75	211	16	227
Comparative GLA (sq. ft.) (10)	138,559	201,600	340,159	417,762	537,817	955,579
Prior Base Rent ($/sq. ft.) (11)	$ 33.64	$ 12.98	$ 21.39	$ 34.72	$ 13.78	$ 22.94
Initial Base Rent ($/sq. ft.) (9)	$ 35.99	$ 13.88	$ 22.89	$ 37.21	$ 14.51	$ 24.43
Percentage Change in Base Rents	7.0%	6.9%	7.0%	7.2%	5.3%	6.5%
Tenant Improvements ($/sq. ft.)	$ 5.34	$ 3.23	$ 3.96	$ 2.64	$ 2.28	$ 2.43
Leasing Commissions ($/sq. ft.)	$ —	$ —	$ —	$ 0.02	$ 0.07	$ 0.05
Weighted Average Lease Term (Yrs.) (8)	5.1	6.4	5.8	5.1	5.5	5.3

Total	Non-Anchor	Anchor (7)	Total	Non-Anchor	Anchor (7)	Total
Comparative # of Leases	85	7	92	263	18	281
Comparative GLA (sq. ft.) (10)	177,396	218,400	395,796	527,664	582,079	1,109,743
Prior Base Rent ($/sq. ft.) (11)	$ 33.35	$ 13.25	$ 22.26	$ 33.78	$ 13.60	$ 23.20
Initial Base Rent ($/sq. ft.) (9)	$ 35.67	$ 14.66	$ 24.08	$ 36.36	$ 14.57	$ 24.93
Percentage Change in Base Rents	7.0%	10.6%	8.2%	7.6%	7.1%	7.5%
Tenant Improvements ($/sq. ft.)	$ 4.45	$ 4.26	$ 4.33	$ 2.30	$ 2.74	$ 2.54
Leasing Commissions ($/sq. ft.)	$ 0.48	$ —	$ 0.21	$ 0.64	$ 0.30	$ 0.46
Weighted Average Lease Term (Yrs.) (8)	5.4	6.7	6.1	5.5	6.1	5.8

-18-

Supplemental Disclosure Quarter Ended September 30, 2024 -19- Leased vs. Billed Summary (dollars in thousands) 09/30/24 06/30/24 03/31/24 12/31/23 % leased at beginning of quarter 97.0% 96.4% 97.7% 98.2% % billed at beginning of quarter 94.5% 93.9% 95.2% 95.7 % ABR of new leases signed/not yet commenced - at beginning of quarter (4) $ 7,292 $ 6,672 $ 6,994 $ 7,289 less: ABR of new leases commenced during quarter (1,374) (1,882) (1,370) (2,154) less: ABR of new leases related to disposed properties (90) — — — plus: ABR of new leases signed during quarter 2,390 2,502 1,048 1,859 ABR of new leases signed/not yet commenced - at end of quarter $ 8,218 $ 7,292 \$ 6,672 \$ 6,994 % leased at end of quarter 97.1% 97.0% 96.4% 97.7% % billed at end of quarter 94.3% 94.5% 93.9% 95.2 % ABR of new leases commenced during quarter - amount billed $ 212 $ 191 $ 185 $ 250

Supplemental Disclosure Quarter Ended September 30, 2024 -20- Footnotes 1. Does not include extension options available to ROIC. 2. Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages. 3. Calculated in accordance with GAAP pursuant to underlying bond indentures. 4. ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. 5. Same centers are those shopping centers which were owned for the entirety of the current and comparable prior year period, except for one shopping center that is currently planned for redevelopment and is no longer being managed as a retail asset. 6. Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments. 7. Anchor tenants are leases equal to or greater than 15,000 square feet. 8. Does not assume exercise of renewal options. 9. Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized. 10. Comparative GLA includes spaces that were vacant for less than 12 months, excludes spaces that were not leased at the time of acquisition. 11. Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

Supplemental Disclosure Quarter Ended September 30, 2024 -21- Investor Information Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Nicolette O’Leary Syed Hussaini NASDAQ: ROIC noleary@roireit.net Computershare 11250 El Camino Real, Suite 200 858.255.4913 syed.hussaini@computershare.com San Diego, CA 92130 Equity Research Coverage Bank of America Merrill Lynch Jeffrey Spector 646.855.1363 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Citi Nicholas Joseph 212.816.1909 Craig Mailman 212.816.4471 Green Street Paulina Rojas Schmidt 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Wells Fargo Securities Dori Kesten 617.603.4233 James Feldman 212.214.5328 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Mizuho Thierry Perrein 212.205.7665 Ratings Agency Coverage Fitch Ratings, Inc. Christopher Wimmer 646.582.3412 Moody’s Ratings Misbah Seyal 212.553.9357 S&P Global Ratings Michael Souers 212.438.2508